Investor Call ASCO 2025 Presentation

Developing the Next Generation of Targeted Therapies

Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment Perspective’s pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

Neuroendocrine Tumors: VMT-⍺-NET

NETs Trials

Interim safety and efficacy data of [212Pb]VMT-α-NET in somatostatin receptor 2 (SSTR2) expressing neuroendocrine tumors (NETs)

Key Takeaway Points/Conclusions

Trial Design: [212Pb]VMT-⍺-NET Phase 1/2a For Neuroendocrine Tumors

Patient Disposition

Baseline Patient Characteristics

[212Pb]VMT-α-NET Was Well Tolerated

Seven Patients Experienced Grade 1 Blood Creatinine Increase

Mild and Generally Transient Blood Creatinine Increase

ASCO-GI 2025: Anti-Tumor Activity

Update at ASCO: Anti-Tumor Activity

ASCO-GI 2025: Eight of Nine Patients Remain on Study

Updated at ASCO 2025: Seven of Nine Patients Remain on Study

ASCO-GI 2025: Signal of Sustained Anti-Tumor Activity

Updated at ASCO 2025: Signal of Sustained Anti-Tumor Activity

Patient (103-105) with Confirmed PR After [212Pb]VMT-α-NET

Next steps and concluding remarks

Q & A

Investor Call
ASCO 2025 Presentation

June 2, 2025

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; the Company’s intentions to improve important aspects of care in cancer treatment; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company’s product candidates; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; whether there is sufficient training and use of the Company’s products and product candidates; the market acceptance and recognition of the Company’s products and product candidates; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; the Company’s ability to maintain and increase its supply, manufacturing and distribution capabilities; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals and Fast Track approvals; and any changes in applicable laws and regulations. Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

PERSPECTIVE® THERAPEUTICS

Developing the Next Generation of Targeted Therapies

Innovative Platform Technology

- Targeting moieties designed for *high tumor specificity*
- Ideal isotope (^{212}Pb): *Potent tumor cell killing* with reduced off-target effect
- Proprietary chelator designed to *optimize biodistribution*

Pipeline with Broad Potential

- *Three clinical-stage programs*
- *Multiple read-outs and milestones* expected through mid-2026 and beyond
- *De-risking* via theranostics approach: Patients imaged pre-treatment

Robust Manufacturing Infrastructure

- Radioisotope supply strengthened by *integrated supply chain*
- Patient coverage via *distributed manufacturing infrastructure*
- *Ready-to-administer products* provided to treatment sites on day of scheduled treatment

Broad Proprietary Pipeline

Three lead programs in clinic with multiple programs in preclinical development

Program (Target)	Target Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Status
VMT01/02 (MC1R)	**Melanoma (MC1R Imaging & Therapy)**	**Monotherapy**				Enrolling
		Combination with Nivolumab				Enrolling
VMT-α-NET (SSTR2)	**Neuroendocrine Tumors**					Cohort 2: Enrolling Cohort 3: Pending FDA alignment
	Other SSTR2 Expressing Tumors					Under evaluation
PSV359 (FAP-α)	**Multiple Solid Tumors**					Enrolling
PSV4XX (PSMA)	**Prostate (PSMA Imaging & Therapy)**					Under evaluation
Undisclosed Program 5	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 6	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 7	**Multiple Solid Tumors**					Under evaluation
Pre-Targeting Platform	**Multiple Solid Tumors**					Under evaluation

PERSPECTIVE THERAPEUTICS

Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment

Perspective's pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

VMT-α-NET

Designed for a more balanced benefit to risk profile

In dose-finding study, with escalation supported by well tolerated safety profile

Currently being studied: GEP-NETs

Additional SSTR2+ tumors under evaluation:
- Other NETs
- SCLC
- ER+ BC
- Meningioma

VMT01

Potential first-in-class, with or without Immune Checkpoint Inhibitors

PoC for synergistic combination of ICI and ^{212}Pb RPT in and beyond melanoma

Currently being studied (2nd line+ melanoma)

1st line (ICI combo)

Beyond MC1R: ICI combo with ^{212}Pb RPTs

RPT potential in additional solid tumors



Estimated potential patient coverage by Perspective's ongoing therapeutics trials
Estimated potential patient coverage by approved RPTs
Potential patient coverage by trials being contemplated for Perspective's clinical and preclinical assets
Other
GU
Melanoma
GI
H&N
Lung
GYN
Blood

Incidence and patient data sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
Bars and segments within pie chart representative of relative addressable patient population (both current and potential future) but not to scale. For all bars and segments, potential addressable patient population is not indicative of current or expected market penetration. Bars and segments based on Company's internal estimates and projections.
The safety and efficacy of these products have not been established in these future potential indications, and future regulatory approval or commercial availability is not guaranteed.

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat neuroendocrine and other cancers



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Disease Overview

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Most neuroendocrine tumors highly express **somatostatin receptor type 2 (SSTR2)**
- Often grow in the **pancreas** or other areas of the gut; also widely expressed in a broad range of tumors including **SCLC, breast cancer, meningioma, head & neck cancer**

Unmet Need

- **~12K** new diagnoses annually in the US; **~170,000** people are living with this diagnosis in the US[1]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[2]
- Broad acknowledgment that targeted alpha therapies are needed to improve care[3]

Program Overview

- **Fast Track Designation** for SSTR2+ NETs **regardless of prior treatment response**
- **Ongoing CATX-sponsored therapeutic dose-finding trial** currently recruiting in **PRRT-naïve** setting throughout the US
- Investigator initiated clinical research in PRRT- refractory patients

[1]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. Endocr Connect. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [2]LUTATHERA PI; [3]Navalkissoor et al (2019)

PERSPECTIVE® THERAPEUTICS

NETs Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE	^{212}Pb-DOTAMTATE	^{225}Ac-DOTATATE
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE[5] Randomized 2:1 (vs everolimus) N = 309	Phase I/II[6] Single arm N=44	ACTION-1 Phase Ib/III[7] Phase Ib: Single arm N=17
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	5 years	5 years
Performance Status	Karnofsky Performance Scale Median was 90	Karnofsky Performance Scale 83% at 90-100	n/a	n/a	ECOG 0 (59%), 1 (41%)
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (18%), G2 (68%), G3 (7%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	74.3% at 24 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	n/a	56%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Individual events not specified	Alopecia, nausea, fatigue, appetite↓, diarrhea, dysphagia, lymphocyte count↓, abdominal pain, vomiting, weight↓, blood glucose↑	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 48% (individual events not specified)	TEAE: 52% Lymphocyte count↓ (25%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	1 G2 SAE of myelodysplastic syndrome	Dysphagia treated with Botox injection	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]ENETS 2025; [6]ASCO 2024; [7]ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

Interim safety and efficacy data of [^{212}Pb]VMT-α-NET in somatostatin receptor 2 (SSTR2) expressing neuroendocrine tumors (NETs)

Presented by **Vikas Prasad, MD,** Associate Professor of Radiology, Mallinckrodt Institute of Radiology, Siteman Cancer Center, Washington University School of Medicine

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

Key Takeaway Points/Conclusions

Treatment with [^{212}Pb]VMT-α-NET was well-tolerated (safety set, n=42)

- No DLTs were observed among any patient treated with [^{212}Pb]VMT-α-NET (safety set)
- No treatment-related discontinuations occurred
- Grade 3 TEAEs in 10 out of 42 patients (24%); no grade 4 or 5 TEAEs were reported
- No serious renal complications were reported
- No significant myelosuppression was reported
- No dysphagia was reported

Anti-tumor activity was observed (efficacy set, n=9)

- Seven (7) of 9 (7/9, 78%) patients were free from progression after more than 1 year of follow-up
- Investigator-assessed RECIST v1.1 objective responses were observed in 4 of the 7 patients in Cohort 2 of the efficacy set (3 confirmed, 1 pending confirmation)

| Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

Trial Design: [^{212}Pb]VMT-α-NET Phase 1/2a For Neuroendocrine Tumors

Dose-finding phase

Pre-agreed FDA interaction before dosing next cohort

Recruitment Complete
Cohort 1
[^{212}Pb]VMT-α-NET
n = 2 / 2.5 mCi x 4

Recruited
Cohort 2
[^{212}Pb]VMT-α-NET
n = 7 / 5 mCi x 4

Added slots:
total of up to 47
(recruitment ongoing)

Cohort 3
[^{212}Pb]VMT-α-NET
n = 3 – 8 / 7.5 mCi x 4

Cohort 4
[^{212}Pb]VMT-α-NET
n = 3 – 8 / 10 mCi x 4

Intermediate doses or de-escalation possible for Cohort 2 – 4

Recommended Phase 2 Dose (RP2D)

Expansion phase

Expansion Cohort
[^{212}Pb]VMT-α-NET
RP2D mCi x 4

Expansion into non-NET indications (eg SCLC) also possible

Trial Parameters

Dose-finding Population	Key Study Features	Study Endpoints
▪ Advanced/unresectable or metastatic NETs ▪ Progressive disease on prior therapy ▪ PRRT naïve ▪ FDA approved SSTR2 PET/CT avid disease	▪ Bayesian mTPI-2 design based on iterative toxicity probability monitoring ▪ Dosimetry to be assessed during screening period for Cohorts 1 & 2 using [^{203}Pb]VMT-α-NET	▪ **Primary:** to measure incidence of DLTs following a single administration of [^{212}Pb]VMT-α-NET in order to determine the MTD and/or MFD, and RP2D ▪ **Secondary / exploratory:** • ORR, DOR, PFS, OS by RECIST v1.1 • Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [^{212}Pb]VMT-α-NET

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618

Patient Disposition



Cohort 1 (2.5 mCi)
Received at least 1 treatment
n=2
Completed 4 treatments
n=2
Received ≥1 scan after 4 treatments
n=2
Efficacy set n=2
Safety set n=2
Median follow-up from 1st treatment: 77 weeks
Cohort 2 (5.0 mCi)
Received at least 1 treatment
n=7
Completed 4 treatments
n=6*
Received ≥1 scan after 4 treatments
n=6
Efficacy set n=7
Safety set n=7
Median follow-up from 1st treatment: 52 weeks
Additional Cohort 2
Received at least 1 treatment
n=33
Completed 4 treatments
n=4
Received ≥1 scan after 4 treatments
n=0
Efficacy set n=0
Safety set n=33
Median follow-up from 1st treatment: 12 weeks
Efficacy set n=9
Safety set n=42
Median follow-up from 1st treatment: 14 weeks (range 0-77 weeks)

*One patient received first two doses at 5 mCi and received the remaining two doses at 2.5 mCi.
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

Baseline Patient Characteristics

Safety set (all patients treated, n = 42)

Age (years)	Median	63
	Range	37-78
Sex [n, (%)]	Female	15 (36%)
	Male	27 (64%)
Race [n, (%)]	White	39 (93%)
	Black	1 (2%)
	Asian	1 (2%)
	Other	1 (2%)
ECOG Performance Status [n, (%)]	0	33 (79%)
	1	9 (21%)
Time from diagnosis (months)	Median, Range	46, 7-202

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	39 (93%)
	- Pancreatic GEP-NET	14 (33%)
	- Non-pancreatic GEP-NET	25 (60%)
	• Bronchial NET	2 (5%)
	• Pheochromocytoma/ paraganglioma	1 (2%)
Grade [n, (%)]	G1	8 (19%)
	G2	31 (74%)
	G3	3 (7%)
Number of prior systemic therapies	Median, Range	1, 0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	39 (93%)
	Small molecule (e.g., sunitinib)	6 (14%)
	Immunotherapy	2 (5%)
	Chemotherapy	8 (19%)

Halfdanarson TR et al, Presentation at ASCO 2025. **Full presentation available** here. Data cut off date April 30, 2025

[^{212}Pb]VMT-α-NET Was Well Tolerated

TEAEs in in ≥ 5 patients and all grade ≥ 3 per patient (safety set, n = 42)

Preferred Term	Grade 1-2		Grade 3		Total
	Cohort 1, 2.5 mCi n = 2, (n)	Cohort 2, 5 mCi n = 40, (n)	Cohort 1, 2.5 mCi n = 2, (n)	Cohort 2, 5 mCi n = 40, (n)	n = 42, [n (%)]
Summary of TEAEs per patient	**2**	**37**	**–**	**10**	**39 *(93%)***
Fatigue	2	23	–	–	25 *(60%)*
Alopecia	2	20	–	–	22 *(52%)*
Nausea	1	17	–	–	18 *(43%)*
Diarrhea	2	9	–	3	14 *(33%)*
Anemia	2	9	–	–	11 *(26%)*
Lymphocyte count decreased	1	7	–	3	11 *(26%)*
Abdominal pain	1	9	–	–	10 *(24%)*
AST Increased	1	6	–	–	7 *(17%)*
Blood creatinine increased	–	7	–	–	7 *(17%)*
ALT increased	–	6	–	–	6 *(14%)*
Hyperglycemia	–	6	–	–	6 *(14%)*
Hypocalcemia	–	6	–	–	6 *(14%)*
Back pain	–	5	–	–	5 *(12%)*
Headache	1	4	–	–	5 *(12%)*
Hypertension	–	3	–	2	5 *(12%)*
Vomiting	–	4	–	1	5 *(12%)*
Hypokalemia	–	1	–	1	2 *(5%)*
Presyncope	–	1	–	1	2 *(5%)*
Cardiac failure	–	–	–	1	1 *(5%)*
Syncope	–	–	–	1	1 *(5%)*

Safety Summary

- No dose-limiting toxicities were reported
- No discontinuations due to adverse events
- 2 SAEs deemed unrelated to [^{212}Pb]VMT-α-NET
- Grade 3 TEAEs in 10 out of 42 patients (24%); no grade 4 or 5 TEAEs were reported.
- No serious renal complications were reported. Seven out of 42 patients experienced blood creatinine increases, all at Grade 1
- No significant myelosuppression was reported
- No dysphagia was reported

Data cutoff 30-Apr-2025. Median follow-up for entire safety set is 14 weeks (range of 0-77 weeks). Blood creatinine increased AEs were grade 1 only. Regarding *blood creatinine increased*, 2 patients had G1 creatinine increase post cycle 1 (both recovered), 3 patients had G1 creatinine increase post cycle 2 (all recovered), 1 patient had G1 creatinine increase post cycle 4 (recovered); 1 patient had G1 creatinine increase post cycle 3 (recovered) and post cycle 4 (ongoing).
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

Seven Patients Experienced Grade 1 Blood Creatinine Increase

From safety set, n = 42



Creatinine (mg/dL)
5
4
3
2
1
0
0
8
16
24
32
40
48
56
64
72
Study Week

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

Mild and Generally Transient Blood Creatinine Increase

Seven patients experienced Grade 1 blood creatinine increase (from safety set, n = 42)



Creatinine (mg/dL)
5
4
3
2
1
0
0
8
16
24
32
40
48
56
64
72
Study Week

*Data cutoff 30-Apr-2025. Blood creatinine increased AEs were grade 1 only. Regarding blood creatinine increased, 2 subjects had G1 creatinine increase post cycle 1 (both recovered), 3 subjects had G1 creatinine post cycle 2 (all recovered), 1 subject post cycle 4 (recovered); 1 subject had post cycle 3 (recovered) and post cycle 4 (ongoing).
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTiVE® THERAPEUTICS

ASCO-GI 2025: Anti-Tumor Activity

Preliminary response assessment by RECIST v1.1 showed 3 responses in 7 patients from Cohort 2



Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
8.7%
PD
5.2%
SD
2.6%
SD
SD
-10.6%
SD
-18.9%
SD
-20.7%
uPR
-54.1%
uPR
-55.1%
PR
-57.1%
109-103
103-101
102-103
112-101
102-101
103-102
103-103
103-105
103-104
Patient Number

Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions.
Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025

Update at ASCO: Anti-Tumor Activity

Preliminary response assessment by RECIST v1.1 showed 4 responses in 7 patients from Cohort 2



Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
8.7%
PD
2.6%
SD
0.0%
SD
SD
-18.9%
SD
-21.8%
uPR
-31.9%
PR
-43.5%
PR
-57.4%
PR
-60.7%
109-103
102-103
103-101
102-101
103-102
112-101
103-105
103-103
103-104
Patient Number

Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions.
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

ASCO-GI 2025: Eight of Nine Patients Remain on Study

Preliminary assessment of disease control durability



[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
First Response
Confirmed Response
Disease Progression
103-101
103-102
103-103
103-104
102-101
112-101
103-105
102-103
109-103
0
8
16
24
32
40
48
56
64
72
80
Weeks since first treatment

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~32 weeks after first dose).
Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions.
Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose.
Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025

PERSPECTIVE THERAPEUTICS

Updated at ASCO 2025: Seven of Nine Patients Remain on Study

Preliminary assessment of disease control durability



[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
First Response
Confirmed Response
Disease Progression
103-101
103-102
103-103
103-104
102-101
112-101
103-105
102-103
109-103
0
8
16
24
32
40
48
56
64
72
80
Weeks since first treatment

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~32 weeks after first dose).
Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions.
Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose.
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

ASCO-GI 2025: Signal of Sustained Anti-Tumor Activity

Kinetics of treatment response: VMT-α-NET spider plot


Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
Treatment period
30%
10%
-10%
-30%
-50%
-70%
109-103 (63.9 µCi/kg)
103-101 (50.1 µCi/kg)
102-103 (62.1 µCi/kg)
112-101 (49.1 µCi/kg)
103-102 (40.8 µCi/kg)
102-101 (54.5 µCi/kg)
103-105 (68.7 µCi/kg)
103-103 (31.7 µCi/kg)
103-104 (84.5, 42.3 µCi/kg)
0
8
16
24
32
40
48
56
64
72
80
Weeks since first treatment

Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions.
Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose.
Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025

Updated at ASCO 2025: Signal of Sustained Anti-Tumor Activity

Kinetics of treatment response: VMT-α-NET spider plot


Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
Treatment period
30%
10%
-10%
-30%
-50%
-70%
0
8
16
24
32
40
48
56
64
72
80
Weeks since first treatment
109-103 (63.9 µCi/kg)
102-103 (62.1 µCi/kg)
103-101 (50.1 µCi/kg)
102-101 (54.5 µCi/kg)
103-102 (40.8 µCi/kg)
112-101 (49.1 µCi/kg)
103-105 (68.7 µCi/kg)
103-103 (31.7 µCi/kg)
103-104 (84.5, 42.3 µCi/kg)

Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions. Response for Patient 103-104, 103-103, and 103-105 have been confirmed.
Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose.
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

Patient (103-105) with Confirmed PR After [^{212}Pb]VMT-α-NET

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTiVE THERAPEUTICS

Next steps and concluding remarks

Conclusion & Next Steps

$[^{212}Pb]$VMT-α-NET was well tolerated, supporting rationale for potential dose escalation

$[^{212}Pb]$VMT-α-NET was well-tolerated[1]

- No DLTs, no grade 4 or grade 5 AEs or deaths; 10 out of 42 (24%) patients experienced a Grade 3 TEAE
- No discontinuations due to AE have occurred
- No serious renal complications; blood creatinine increases in 7 out of 42 patients were all Grade 1
- No significant myelosuppression was reported

Appreciable activity was observed with treatment at this interim point in the study[1]

- 3 confirmed objective responses, 1 new response pending confirmation
- 7/9 (78%) patients remained free from disease progression after more than 1 year of follow-up

The Safety Monitoring Committee has recommended dose escalation and re-opening of Cohort 2

- FDA interaction ongoing to initiate next dosing cohort and planning for this is in progress
- An additional 33 patients dosed in Cohort 2 since re-opening in August 2024, for a total of 40 in Cohort 2 as of April 30, 2025
  - Plan to submit data on patients who have had the opportunity to receive at least one scan after their full treatment for scientific congress presentation in 2H 2025

- Ongoing evaluation of potential expansion into other SSTR2+ tumor types including breast, SCLC

[1]Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

Q & A